UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

☐ Definitive Information Statement

SHARKREACH, INC.

(Name of Registrant as Specified In Its Charter)

Copies to:

Richard A. Friedman, Esq.

Andrea Cataneo, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Tel: 212-930-9700

Fax: 212-930-9725

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SHARKREACH, INC.

205 Pier Ave., Suite 101

Hermosa Beach, California 90254

PRELIMINARY INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement has been mailed on or about July __, 2016 to the shareholders of record on July 6,2016 (the “Record Date”) of SharkReach, Inc., a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company, dated as of June 28, 2016. The actions to be taken pursuant to the written consent may be taken on or about August __, 2016, twenty (20) days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors

/s/ Steve Smith

President and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS.

To the Company’s Shareholders:

NOTICE IS HEREBY GIVEN that the following action has been approved pursuant to the written consent of the holder of a majority of the voting power of the outstanding capital stock of the Company (the “Majority Shareholders”) dated June 28, 2016, in lieu of a special meeting of the shareholders.

1	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized common stock of the Company from 200,000,000 shares to 220,000,000 shares of common stock;

2.	To approve an amendment to the Company’s Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of blank check preferred stock; and

3.	To approve three (3) stock option plans, as follows: (i) the SharkReach, Inc. 2016 Executive Equity Incentive Plan; (ii) the SharkReach, Inc. Non- Executive Equity Incentive Plan; and (iii) the SharkReach, Inc. 2016 Equity Incentive Plan.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the record date of July 6, 2016 (the “Record Date”), the Company’s authorized capitalization consisted of 200,000,000 shares of common stock, of which 55,300,000 shares were issued and outstanding.  Each share of common stock entitles its holder to one vote on each matter submitted to the shareholders.   However, because the Majority Shareholders have voted in favor of the foregoing action by resolution dated June 28, 2016, no other shareholder consents will be solicited in connection with this Information Statement.

Shareholders of record on the Record Date will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the effectuating the actions described herein on or about August __, 2016.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s shareholders as of the Record Date of certain corporate actions expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding common stock.

The Majority Shareholders voted in favor of the corporate matters outlined in this Information Statement, consisting of the approval of: (i) an amendment to the Company’s Articles of Incorporation to increase the authorized common stock of the Company from 200,000,000 shares to 220,000,000 shares of common stock; (ii) an amendment to the Company’s Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of blank check preferred stock; and (iii) SharkReach, Inc. 2016 Executive Equity Incentive Plan, the SharkReach, Inc. Non- Executive Equity Incentive Plan and the SharkReach, Inc. 2016 Equity Incentive Plan (collectively, the “Actions”).

Who is Entitled to Notice?

Each holder of outstanding shares of common stock, as of the Record Date will be entitled to notice of the Actions. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company’s outstanding shares of stock voted in favor of the Actions.

What Corporate Matters Will the Shareholders Vote For, and How Will They Vote?

The Majority Shareholders have voted in favor of the following Actions:

1.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized common stock of the Company from 200,000,000 shares to 220,000,000 shares of common stock;

2.	To approve an amendment to the Company’s Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of blank check preferred stock;

3.	To approve three (3) stock option plans, as follows: (i) the SharkReach, Inc. 2016 Executive Equity Incentive Plan; (ii) the SharkReach, Inc. Non- Executive Equity Incentive Plan; and the (ii) SharkReach, Inc. 2016 Equity Incentive Plan.

What Vote is Required to Approve the Action?

The affirmative vote of a majority of the voting power of the shares of the Company’s common stock outstanding on the Record Date is required for approval of the Actions and the Majority Shareholders have voted in favor of the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of the Record Date by: (i) each person who is known by us to beneficially own more than 5% of the Company’s common stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the Company’s shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 55,300,000 shares outstanding on the Record Date, assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

Name and address (1)	Shares of Common Stock	Percent of Common Stock

Steve Smith(2)	16,297,500	29.471%

Steve Moriya	3,670,500	6.637%

Jamie Allen	5,197,500	9.399%

Crown Investment Holdings Inc.	3,984,000	7.204%

SRI Seller Inc.	2,984,500	5.397%

All officers and directors as a group	16,297,500	29.471%

(1)	The address for the shareholders listed above is c/o the Company at 205 Pier Ave., Suite 101, Hermosa Beach, California 90254.
(2)	Mr. Smith currently serves as the Company’s President, Chief Executive Officer and sole Director.

ACTION I

APPROVAL OF an amendment to the Company’s Articles of Incorporation to increase the authorized common stock of the Company

The Majority Shareholders have approved an amendment to the Company’s Articles of Incorporation to increase the authorized common stock of the Company from 200,000,000 shares to 220,000,000 shares of common stock (the “Authorized Capital Increase”).

We intend to file a Certificate of Amendment (“Amendment”) to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above action.  Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, and the Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission (the “Commission”) and a copy thereof is mailed to each of the Company’s shareholders.  It is presently contemplated that such filing will be made on or about August __, 2016.

The Authorized Capital Increase

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance by the Company for general corporate purposes, including acquisitions, equity financings and grants of stock and stock options, and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its shareholders to issue shares of common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing shareholders, but may have a dilutive effect on the Company’s existing shareholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

Effects of the Authorized Capital Increase

General

Pursuant to the Authorized Capital Increase, the Company’s authorized shares of common stock will be increased from 200,000,000 shares, par value $0.001 per share, to 220,000,000 shares, par value $0.001 per share.

Effect on Authorized and Outstanding Shares

As of the Record Date, the Company had 200,000,000 authorized shares of common stock, of which 55,300,000 were issued and outstanding.

The rights and preferences of the shares of common stock prior and subsequent to the Authorized Capital Increase will remain the same. It is not anticipated that the Company’s financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company’s business will materially change, as a result of the Authorized Capital Increase.

The Authorized Capital Increase will be effected simultaneously for all of the Company’s common stock, will affect all of our holders of common stock uniformly, and will not affect any  shareholder’s percentage ownership interests in the Company or proportionate voting power.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act. The Company’s common stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The Authorized Capital Increase will not affect the registration of the Company’s common stock under the Exchange Act.

Effectiveness of the Authorized Capital Increase

Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of the Company’s shareholders.  The Company anticipates that this Information Statement will be mailed to our shareholders as of the Record Date on or about July ___, 2016.  Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about August ___, 2016.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION II

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

The Majority Shareholders have adopted resolutions approving an amendment to our Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of blank check preferred stock (the “Blank Check Preferred Amendment”).

The Blank Check Preferred Amendment, substantially in the form of Appendix A hereto, will be filed with the Secretary of State for the State of Nevada.

Outstanding Shares and Purpose of the Proposal

As stated above, our Articles of Incorporation currently authorizes us to issue a maximum of 200,000,000 shares of common stock, par value $0.001 per share.

Upon filing with the Secretary of State for the State of Nevada, the Blank Check Preferred Amendment will also authorize the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value. The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

The term “blank check” preferred stock refers to stock which gives the Board of Directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved the Board of Directors.

The Majority Shareholders believe that the Blank Check Preferred Amendment is desirable because it will provide the Company with increased flexibility to meet working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Majority Shareholders believe that the Blank Check Preferred Amendment will improve the Company’s ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.

Effects of Blank Check Preferred Amendment on Current Shareholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of the Board of Directors, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board of Directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management, or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock, dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a shareholder rights plan or “poison pill.”

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s shareholders at all times.

Contemplated Designation of Series A Preferred Stock

At the present time, the Company’s Board of Directors contemplates the designation of one thousand (1,000) shares of Series A Preferred Stock. The Series A Preferred Stock may be issued to any person or entity, at the discretion of the Board of Directors. It is currently contemplated that the Series A Preferred Stock will have the following rights and preferences:

1.          Voting. The holders of the Series A Preferred Stock shall have the right to vote on any matter with holders of common stock voting together as one (1) class. The record holder(s) of the Series A Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of common stock entitled to vote at any regular or special meeting of the shareholders) equal to 51% of the vote required to approve any action, which Nevada law provides may or must be approved by vote or consent of the holder of common shares or the holders of other securities entitled to vote, if any.

2.          Expiration. Upon the occurrence of the earlier of (i) the listing of the Company’s common stock on a national securities exchange; or (ii) the completion of a financing resulting in aggregate proceeds (net of discounts and commissions) to the Company of not less than Forty Million Dollars ($40,000,000), the Series A Preferred Stock shall automatically, without need for action by the Company’s Board of Directors, be cancelled and returned to the available pool of blank check preferred stock available for issuance by the Company’s Board of Directors.

In addition, it is contemplated that except as may expressly be provided in the Certificate of Designation, or as required by law, so long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock.

Other than as described above, the Board of Directors does not currently anticipate fixing or designating any additional series of preferred stock.

ACTION III

APPROVAL OF THE Equity Incentive Plan

The Majority Shareholders have adopted resolutions approving the SharkReach, Inc. 2016 Executive Equity Incentive Plan (the “Executive Equity Incentive Plan”), the SharkReach, Inc. 2016 Non- Executive Equity Incentive Plan (the “Non-Executive Equity Incentive Plan”) and the SharkReach, Inc. 2016 Equity Incentive Plan (the “Non-Employee Equity Plan” and collectively with the Executive Equity Plan and the Non-Executive Equity Incentive Plan, the “Equity Incentive Plans”) in the form of Appendix B, Appendix C and Appendix D hereto. The following is a description of the Equity Incentive Plans.

Under the Equity Incentive Plan, there are 15,000,000 shares reserved under the Executive Equity Incentive Plan, and 2,500,000 shares reserved under Non-Executive Equity Incentive Plan. There are also 2,500,000 shares reserved under the Non-Employee Equity Plan for issuance to consultants, advisors and other third parties retained by the Company.

The term of the Equity Incentive Plans is 10 years from July __, 2016, respectively. No grants have been made to date under the Equity Incentive Plans.

The purpose of the Equity Incentive Plans is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in the Company’s development and financial success. The Equity Incentive Plans permit the grant of the following types of incentive awards:

.	Incentive Stock Options;
.	Non-qualified stock options;
.	Restricted Stock.

The Equity Incentive Plans will be administered by our Board of Directors or by a committee of the Board of Directors.

Subject to the terms of the Equity Incentive Plans, the Board of Directors, or a committee thereof, as administrator has the sole discretion to select the directors, officers, employees, consultants and advisors who will receive awards, determine the terms and conditions of the awards, and interpret the provisions thereof and outstanding awards. Our Board of Directors (or a committee thereof) generally may amend or terminate the Equity Incentive Plans at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our shareholders is required for any amendment which:

.	materially increases the number of shares subject to the Equity Incentive Plans;
.	materially increases the benefits accruing to the participants;
.	materially modifies the requirements for eligibility for awards;
.	decreases the exercise price of options granted under the Equity Incentive Plans;
.	extends the term of any option beyond the limits currently provided under the Equity Incentive Plans; or
.	reduces the exercise price of outstanding options or effects repricing through cancellations and re-granting of new options.

Subject to the foregoing, the administrator also has authority to amend outstanding awards prospectively or retrospectively, but no such amendment shall impair the rights of any participant without such participant’s consent.

If any award under the Equity Incentive Plans is cancelled prior to its exercise or vesting in full, or if the number of shares subject to an award is reduced for any reason, the shares of our stock that are no longer subject to such award will be returned to the available pool of shares reserved for issuance under the Equity Incentive Plans, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code (the “Code”).

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Equity Incentive Plans. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option. The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the common stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option. Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option. The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the Equity Incentive Plans may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934. Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, are determined as of the end of such period.

New Plan Benefits

Future awards under the Equity Incentive Plans are made at the discretion of the Board of Directors. At this time, therefore, the benefits that may be received by our executive officers and other employees cannot be determined, and we have not included a table reflecting such benefits and awards.

Equity Compensation Plan Information

We had no equity compensation plans as of December 31, 2015.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company’s Annual Report on Form 10-K filed on January 14, 2016, which includes audited financial statements for the years ended September 30, 2014 and September 30, 2015, including the financial statements included therein, as filed with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval (EDGAR) System.

By order of the Board of Directors

July __, 2016

Steve Smith

Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Pursuant to NRS 78.385 and 78.390

1.      The name of the corporation is “SharkReach, Inc.”

2.      The following amendments to the Articles of Incorporation were approved by the directors and thereafter duly adopted by the shareholders of the corporation on June 28, 2016.

3.      Resolved, that Article 3 of the Articles of Incorporation, be amended to read as follows:

“Authorized Capital Stock. The total number of shares of stock the Corporation is authorized to issue shall be two hundred and twenty million (220,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock”.

Common Stock. The total number of authorized shares of Common Stock shall be two hundred and ten million (210,000,000) shares with par value of $0.001 per share.

Preferred Stock. The total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with par value of $0.001 per share. The board of directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.”

5. The number of shares voting to approve this amendment to Article 3 is 27,852,500 or 50.04%,

6. This Certificate of Amendment shall become effective on _________, 2016.

Dated this __ day of July, 2016

By: _________________________

Name: Steve Smith

Title: Chief Executive Officer

EXECUTIVE EQUITY INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of this Executive Equity Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Officers, and to promote the success of the Company and the Company’s Affiliates. Options granted under the Plan may be Incentive Stock Options, Non-Qualified Stock Options and restricted common stock, as determined by the Administrator at the time of grant. Our Board and holders of a majority of the Company’s outstanding common stock must authorize this Plan which will cover an aggregate of 15,000,000 shares of common stock for executive employees. The Company intends to grant Options to executive Employees under the Plan.

2.           Definitions. As used herein, the following definitions shall apply:

“Administrator” means the Board or a committee that has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means the grant of an Incentive Stock Options, Non-Qualified Stock Options and/or restricted common stock.

“Awardee” means any executive employee granted an Incentive Stock Options, Non-Qualified Stock Options and/or restricted common stock.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in a Awardee’s Option Agreement, or Stock Award Agreement, a finding by the Administrator that the Awardee’s employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Awardee’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Awardee’s duties; (ii) the Awardee’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Awardee’s gross negligence; (iv) the Awardee’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Awardee’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Awardee’s duties; (vi) actions by the Awardee that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates as determined in good faith by the Administrator; (vii) the Awardee’s conviction of a crime constituting a felony or any other crime involving moral turpitude; or (viii) any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Awardee has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Awardee’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Change in Control Event” has the meaning set forth in Section 13(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means SharkReach, Inc., a Nevada corporation.

“Director” means a member of the Board or of the board of directors of an Affiliate.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Non-qualified Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)          if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)        if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an Award.

“Option” means a stock option granted pursuant to the Plan.

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“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Optioned Stock or Shares” means the Common Stock subject to an Option Non-Qualified Stock Option or Stock Award.

“Optionee” means the holder of an outstanding Option Non-Qualified Stock Option or Stock Award granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Restricted Period” has the meaning set forth in Section 11(a).

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 11 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 11 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Subsidiary” means a “subsidiary corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Substitute Options” has the meaning set forth in Section 14.

3.           Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 15,000,000 shares of Common Stock. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

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4.           Administration of the Plan.

(a)           Appointment of Committee.  The Plan shall be administered by the Board of Directors or a Committee to be appointed by the Board. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)          to determine the Fair Market Value;

(ii)         to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)        to approve forms of agreement for use under the Plan;

(iv)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement and/or Stock Award Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Non-qualified Option or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(v)         to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vi)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(vii)       to modify or amend each Option or Stock Award (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than otherwise provided for in the Plan, provided, however, any such extension shall be consistent with Code Section 422(a)(2) and other Applicable Laws;

(viii)      to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(ix)         to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(x)          to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

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(c)           Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.           Eligibility.  Incentive Stock Options, Non-qualified Stock Options and Restricted Stock may be granted to all executive officers of the Company.

6.           Limitations.

(a)          Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Non-qualified Stock Option. However, notwithstanding such designation, if an Employee first becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Non-qualified Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)          Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon an awardee any right with respect to continuing the grantee’s relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the awardee’s right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.           Term of the Plan.  The Plan shall become effective upon approval by the Company’s shareholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 13 of the Plan.

8.           Term of Options.  The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.           Option Exercise Price; Exercisability.

(a)          Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)          In the case of an Incentive Stock Option:

1)	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

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2)	granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)         In the case of a Non-qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)        Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

(b)          Exercise Period and Conditions.  At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.         Exercise of Options; Consideration.

(a)          Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator and provided for in the Option Agreement, each Option shall vest and become exercisable as to one-sixth (1/6) of the Shares subject to the Option on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Option every six months thereafter until fully vested and exercisable. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)          Termination of Relationship as an Executive Employee.  If an Optionee ceases to be an executive employee, other than as a result of the Optionee’s death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding anything contained herein to the contrary, an Optionee who changes his or her status from executive to non-executive shall not be deemed to have ceased being an employee for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment.

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(c)          Disability of an Optionee.  If an Optionee ceases to be an executive employee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d)          Death of an Optionee.  If an Optionee dies while an executive employee, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)          Termination for Cause.  Unless otherwise provided in an Option Agreement, if an executive employee relationship with the Company is terminated for Cause, then such employee shall have no right to exercise any of such employee’s Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

(f)          Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)          cash;

(ii)         check;

(iii)        other Shares of the Company’s capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)        consideration received by the Company under a cashless exercise (net issue) program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator or without (see (v) below;

(v)          Net Issue Exercise. In lieu of exercising this Option, the Optionee may elect to receive Option Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Optionee a number of Option Shares computed using the following formula:

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Y (A-B)

X = ———————

A

Where:	X = the number of the Option Shares to be issued to the Optionee.

Y = the number of option shares purchasable under the option grant.

A = the fair market value of one Share on the date of determination.

B= the per share Exercise Price.

(vi)        a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)       any combination of the foregoing methods of payment; or

(viii)      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.         Stock Awards.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any an executive employee, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a)          At the time a Stock Award is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Award on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Award every six months thereafter until unrestricted. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)          The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)          Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

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(d)          Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee’s employment or consultancy arrangement is terminated for Cause. If the Stock Awardee’s employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)          Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

12.         Non-Transferability.  Unless determined otherwise by the Administrator, an Option, and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, may be exercised, during the lifetime of an Awardee, only by the Awardee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Non-qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Award are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

13.         Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

(a)          Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Non-qualified Stock Option or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, Option, Non-qualified Stock Option or Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

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(b)          Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option, Non-Qualified Stock Option or Stock Award until ten (10) days prior to such transaction as to all of the Shares covered thereby. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Award or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Non-Qualified Stock Option or Stock Award will terminate immediately prior to the consummation of such proposed action.

(c)          Merger or Asset Sale.  In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control Event”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such shall supersede each of the provisions of this Section 13(c) that are inconsistent with such Agreement or Award), each outstanding Option, Non-Qualified Stock Option or Stock Award shall be assumed or an equivalent option, right, share or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right, agreement or award for each outstanding Option, Non-Qualified Stock Option or Stock Award, the awardee shall fully vest in and have the right to exercise each outstanding Option, Non-Qualified Stock Option or Stock Award as to all of the stock covered thereby, including Shares that would not otherwise be vested or exercisable, and all vesting periods under Restricted Stock Awards shall be deemed to have been satisfied. If an Option, Non-Qualified Stock Option or Stock Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all awardees that all outstanding Options Non-Qualified Stock Option or Stock Award shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options, Non-Qualified Stock Option or Stock Award that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options Non-Qualified Stock Option or Stock Award shall be considered assumed if, following the consummation of the Change of Control, the Option, Non-Qualified Stock Option or Stock Award confers the right to purchase or receive, for each Share subject to the Option, Non-Qualified Stock Option or Stock Award immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Non-Qualified Stock Option or Stock Award, for each Share subject to the Option, Non-Qualified Stock Option or Stock Award, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

14.         Substitute Options.  In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

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15.         Date of Grant.  The date of grant of an Option, Non-Qualified Stock Option or Stock Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Non-Qualified Stock Option or Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

16.         Amendment and Termination of the Plan.

(a)          Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)          Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)          Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall adversely affect the rights of any Awardee with respect to an outstanding Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement shall be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

17.         Conditions Upon Issuance of Shares.

(a)          Legal Compliance.  Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Non-Qualified Stock Option or Stock Award unless such grant or the exercise of such Non-Qualified Stock Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws.

(b)          Investment Representations.  As a condition to the grant of any Award or the exercise of any Option, Non-Qualified Stock Option or Stock Award, the Company may require the person receiving such Award or exercising such Option, Non-Qualified Stock Option or Stock Award to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)          Additional Conditions.  The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Incentive Stock Option have been the subject of a “disqualifying disposition” for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such “disqualifying disposition.”

(d)          Trading Policy Restrictions.  Option, Non-Qualified Stock Option or Stock Award exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

18.         Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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19.         Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.         Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted, or earlier as required by the rules of the stock exchange governing trading of the Company’s stock. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

21.         Withholding; Notice of Sale.  The Company shall be entitled to withhold from any amounts payable to an Employee any amounts, which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

22.         Governing Law.  This Plan shall be governed by the laws of the state of Nevada, without regard to conflict of law principles.

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NON-EXECUTIVE EQUITY INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of this Non- Executive Equity Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Officers, and to promote the success of the Company and the Company’s Affiliates. Options granted under the Plan may be Incentive Stock Options, Non-Qualified Stock Options and restricted common stock, as determined by the Administrator at the time of grant. Our Board and holders of a majority of the Company’s outstanding common stock must authorize this Plan which will cover an aggregate of 2,500,000 for non-executive employees. The Company intends to grant Options to non-executive Employees under the Plan.

2.           Definitions. As used herein, the following definitions shall apply:

“Administrator” means the Board or a committee that has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means the grant of an Incentive Stock Options, Non-Qualified Stock Options and/or restricted common stock.

“Awardee” means any non-executive employee granted an Incentive Stock Options, Non-Qualified Stock Options and/or restricted common stock.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in a Awardee’s Option Agreement, or Stock Award Agreement, a finding by the Administrator that the Awardee’s employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Awardee’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Awardee’s duties; (ii) the Awardee’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Awardee’s gross negligence; (iv) the Awardee’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Awardee’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Awardee’s duties; (vi) actions by the Awardee that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates as determined in good faith by the Administrator; (vii) the Awardee’s conviction of a crime constituting a felony or any other crime involving moral turpitude; or (viii) any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Awardee has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Awardee’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Change in Control Event” has the meaning set forth in Section 13(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means SharkReach, Inc., a Nevada corporation.

“Director” means a member of the Board or of the board of directors of an Affiliate.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Non-qualified Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)          if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)        if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an Award.

“Option” means a stock option granted pursuant to the Plan.

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“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Optioned Stock or Shares” means the Common Stock subject to an Option Non-Qualified Stock Option or Stock Award.

“Optionee” means the holder of an outstanding Option Non-Qualified Stock Option or Stock Award granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Restricted Period” has the meaning set forth in Section 11(a).

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 11 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 11 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Subsidiary” means a “subsidiary corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Substitute Options” has the meaning set forth in Section 14.

3.           Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 2,500,000 shares of Common Stock. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

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4.           Administration of the Plan.

(a)           Appointment of Committee.  The Plan shall be administered by the Board of Directors or a Committee to be appointed by the Board. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)          to determine the Fair Market Value;

(ii)         to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)        to approve forms of agreement for use under the Plan;

(iv)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement and/or Stock Award Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Non-qualified Option or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(v)         to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vi)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(vii)       to modify or amend each Option or Stock Award (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than otherwise provided for in the Plan, provided, however, any such extension shall be consistent with Code Section 422(a)(2) and other Applicable Laws;

(viii)      to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(ix)         to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(x)          to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

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(c)           Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.           Eligibility.  Incentive Stock Options, Non-qualified Stock Options and Restricted Stock may be granted to all non-executive officers of the Company.

6.           Limitations.

(a)          Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Non-qualified Stock Option. However, notwithstanding such designation, if an Employee first becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Non-qualified Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)          Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon an awardee any right with respect to continuing the grantee’s relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the awardee’s right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.           Term of the Plan.  The Plan shall become effective upon approval by the Company’s shareholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 13 of the Plan.

8.           Term of Options.  The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.           Option Exercise Price; Exercisability.

(a)          Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)          In the case of an Incentive Stock Option:

1)	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

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2)	granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)         In the case of a Non-qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)        Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

(b)          Exercise Period and Conditions.  At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.         Exercise of Options; Consideration.

(a)          Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator and provided for in the Option Agreement, each Option shall vest and become exercisable as to one-sixth (1/6) of the Shares subject to the Option on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Option every six months thereafter until fully vested and exercisable. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)          Termination of Relationship as an Non-executive Employee.  If an Optionee ceases to be an non-executive employee, other than as a result of the Optionee’s death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding anything contained herein to the contrary, an Optionee who changes his or her status from non-executive to executive shall not be deemed to have ceased being an employee for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment.

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(c)          Disability of an Optionee.  If an Optionee ceases to be a non-executive employee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d)          Death of an Optionee.  If an Optionee dies while a non-executive employee, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)          Termination for Cause.  Unless otherwise provided in an Option Agreement, if a non-executive employee relationship with the Company is terminated for Cause, then such employee shall have no right to exercise any of such employee’s Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

(f)          Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)          cash;

(ii)         check;

(iii)        other Shares of the Company’s capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)        consideration received by the Company under a cashless exercise (net issue) program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator or without (see (v) below;

(v)          Net Issue Exercise. In lieu of exercising this Option, the Optionee may elect to receive Option Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Optionee a number of Option Shares computed using the following formula:

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Y (A-B)

X = ———————

A

Where:	X = the number of the Option Shares to be issued to the Optionee.

Y = the number of option shares purchasable under the option grant.

A = the fair market value of one Share on the date of determination.

B= the per share Exercise Price.

(vi)        a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)       any combination of the foregoing methods of payment; or

(viii)      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.         Stock Awards.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any non-executive employee, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a)          At the time a Stock Award is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Award on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Award every six months thereafter until unrestricted. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)          The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)          Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

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(d)          Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee’s employment or consultancy arrangement is terminated for Cause. If the Stock Awardee’s employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)          Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

12.         Non-Transferability.  Unless determined otherwise by the Administrator, an Option, and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, may be exercised, during the lifetime of an Awardee, only by the Awardee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Non-qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Award are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

13.         Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

(a)          Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Non-qualified Stock Option or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, Option, Non-qualified Stock Option or Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

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(b)          Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option, Non-Qualified Stock Option or Stock Award until ten (10) days prior to such transaction as to all of the Shares covered thereby. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Award or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Non-Qualified Stock Option or Stock Award will terminate immediately prior to the consummation of such proposed action.

(c)          Merger or Asset Sale.  In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control Event”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such shall supersede each of the provisions of this Section 13(c) that are inconsistent with such Agreement or Award), each outstanding Option, Non-Qualified Stock Option or Stock Award shall be assumed or an equivalent option, right, share or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right, agreement or award for each outstanding Option, Non-Qualified Stock Option or Stock Award, the awardee shall fully vest in and have the right to exercise each outstanding Option, Non-Qualified Stock Option or Stock Award as to all of the stock covered thereby, including Shares that would not otherwise be vested or exercisable, and all vesting periods under Restricted Stock Awards shall be deemed to have been satisfied. If an Option, Non-Qualified Stock Option or Stock Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all awardees that all outstanding Options Non-Qualified Stock Option or Stock Award shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options, Non-Qualified Stock Option or Stock Award that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options Non-Qualified Stock Option or Stock Award shall be considered assumed if, following the consummation of the Change of Control, the Option, Non-Qualified Stock Option or Stock Award confers the right to purchase or receive, for each Share subject to the Option, Non-Qualified Stock Option or Stock Award immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Non-Qualified Stock Option or Stock Award, for each Share subject to the Option, Non-Qualified Stock Option or Stock Award, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

14.         Substitute Options.  In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

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15.         Date of Grant.  The date of grant of an Option, Non-Qualified Stock Option or Stock Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Non-Qualified Stock Option or Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

16.         Amendment and Termination of the Plan.

(a)          Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)          Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)          Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall adversely affect the rights of any Awardee with respect to an outstanding Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement shall be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

17.         Conditions Upon Issuance of Shares.

(a)          Legal Compliance.  Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Non-Qualified Stock Option or Stock Award unless such grant or the exercise of such Non-Qualified Stock Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws.

(b)          Investment Representations.  As a condition to the grant of any Award or the exercise of any Option, Non-Qualified Stock Option or Stock Award, the Company may require the person receiving such Award or exercising such Option, Non-Qualified Stock Option or Stock Award to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)          Additional Conditions.  The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Incentive Stock Option have been the subject of a “disqualifying disposition” for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such “disqualifying disposition.”

(d)          Trading Policy Restrictions.  Option, Non-Qualified Stock Option or Stock Award exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

18.         Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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19.         Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.         Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted, or earlier as required by the rules of the stock exchange governing trading of the Company’s stock. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

21.         Withholding; Notice of Sale.  The Company shall be entitled to withhold from any amounts payable to an Employee any amounts, which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

22.         Governing Law.  This Plan shall be governed by the laws of the state of Nevada, without regard to conflict of law principles.

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SHARKREACH 2016

EQUITY INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of this Equity Incentive Plan (the “Plan”) are to attract and retain the best available consultants, advisors and other third parties and, to provide additional incentives to such persons to promote the success of the Company and the Company’s Affiliates. Options granted under the Plan may be Non-Qualified Stock Options and restricted common stock, as determined by the Administrator at the time of grant. Our Board and holders of a majority of the Company’s outstanding common stock must authorize this Plan which will cover an aggregate of 2,500,000 shares of common stock. The Company intends to grant Non-qualified Stock Options and restricted common stock to consultants, advisors and other third parties that the Company deems instrumental in obtaining prospective customers, or who have followers, a client base or a fan base (“Influencers”), under the Plan.

2.           Definitions. As used herein, the following definitions shall apply:

“Administrator” means the Board or a committee that has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” means any Parent and/or Subsidiary.

“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means the grant of a Non-Qualified Stock Options and/or restricted common stock to Influencers.

“Awardee” means any consultants, advisors and other third parties that the Company deems influential to prospective customers, or who have followers, a client base or a fan base, who are granted a Non-Qualified Stock Options and/or restricted common stock under this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specifically provided in a Awardee’s Option Agreement, or Stock Award Agreement, a finding by the Administrator that the Awardee’s employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Awardee’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Awardee’s duties; (ii) the Awardee’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Awardee’s gross negligence; (iv) the Awardee’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Awardee’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Awardee’s duties; (vi) actions by the Awardee that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates as determined in good faith by the Administrator; (vii) the Awardee’s conviction of a crime constituting a felony or any other crime involving moral turpitude; or (viii) any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Awardee has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Awardee’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

“Change in Control Event” has the meaning set forth in Section 13(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” means the common stock, par value $0.00001 per share, of the Company.

“Company” means SharkReach, Inc., a Nevada corporation.

“Director” means a member of the Board or of the board of directors of an Affiliate.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)          if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)         if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an Award.

“Option” means a Non-Qualified Stock Option granted pursuant to the Plan.

“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Optioned Stock or Shares” means the Common Stock subject to a Non-Qualified Stock Option or Stock Award.

“Optionee” means the holder of an outstanding Option Non-Qualified Stock Option or Stock Award granted under the Plan.

“Parent” means a “parent corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Restricted Period” has the meaning set forth in Section 11(a).

“Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 11 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

“Stock Award” means an Award of Shares pursuant to Section 11 of the Plan.

“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

“Stock Award Shares” means Shares subject to a Stock Award.

“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

“Subsidiary” means a “subsidiary corporation” of the Company (or, in the context of Section 13(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Substitute Options” has the meaning set forth in Section 14.

3.           Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 2,500,000 shares. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

4.           Administration of the Plan.

(a)          Appointment of Committee.  The Plan shall be administered by the Board of Directors or a Committee to be appointed by the Board. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

(b)         Powers of the Administrator.  Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)           to determine Awardees under this Plan

(ii)         to determine the Fair Market Value;

(iii)        to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)        to approve forms of agreement for use under the Plan;

(v)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement and/or Stock Award Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Non-qualified Option or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)        to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii)       to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)      to modify or amend each Option or Stock Award (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than otherwise provided for in the Plan, provided, however, any such extension shall be consistent with Code Section 422(a)(2) and other Applicable Laws;

(ix)         to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x)          to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)         to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

(c)         Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

5.           Eligibility.   Non-qualified Stock Options and Restricted Stock may be granted to all executive and non-executive officers of the Company.

6.           Limitations.

(a)         Each Option shall be designated in the applicable Option Agreement as a Non-qualified Stock Option.

(b)         Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon an awardee any right with respect to continuing the grantee’s relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the awardee’s right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.           Term of the Plan.  The Plan shall become effective upon approval by the Company’s shareholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 13 of the Plan.

8.           Term of Options.  The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Non-Qualified Stock Option granted to an Optionee who, at the time the Non-Qualified Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Non-Qualified Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.           Option Exercise Price; Exercisability.

(a)         Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)           In the case of a Non-qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)         Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

(b)         Exercise Period and Conditions.  At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.        Exercise of Options; Consideration.

(a)         Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator and provided for in the Option Agreement, each Option shall vest and become exercisable as to one-sixth (1/6) of the Shares subject to the Option on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Option every six months thereafter until fully vested and exercisable. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)         Termination of Relationship.  If an Optionee ceases to be eligible under this Plan, other than as a result of the Optionee’s death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(c)         Disability of an Optionee.  If an Optionee ceases to be eligible under this Planas a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d)         Death of an Optionee.  In the event of death of the Optionee , the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)         Termination for Cause.  Unless otherwise provided in an Option Agreement, if an Optionee’s relationship with the Company is terminated for Cause, then such Optionee shall have no right to exercise his/her Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

(f)         Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(i)           cash;

(ii)          check;

(iii)         other Shares of the Company’s capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)        consideration received by the Company under a cashless exercise (net issue) program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator or without (see (v) below;

(v)         Net Issue Exercise. In lieu of exercising this Option, the Optionee may elect to receive Option Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Optionee a number of Option Shares computed using the following formula:

Y (A-B)

X = ———————

A

Where:	X = the number of the Option Shares to be issued to the Optionee.
Y = the number of option shares purchasable under the option grant.
A = the fair market value of one Share on the date of determination.
B= the per share Exercise Price.

(vi)        a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)       any combination of the foregoing methods of payment; or

(viii)      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.        Stock Awards.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a)         At the time a Stock Award is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Award on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Award every six months thereafter until unrestricted. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)         The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)         Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.

(d)         Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee’s employment or consultancy arrangement is terminated for Cause. If the Stock Awardee’s employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)         Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

12.        Non-Transferability.  Unless determined otherwise by the Administrator, an Option, and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, may be exercised, during the lifetime of an Awardee, only by the Awardee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Non-qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Award are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

13.        Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

(a)         Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Non-qualified Stock Option or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, Option, Non-qualified Stock Option or Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b)         Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option, Non-Qualified Stock Option or Stock Award until ten (10) days prior to such transaction as to all of the Shares covered thereby. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Award or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Non-Qualified Stock Option or Stock Award will terminate immediately prior to the consummation of such proposed action.

(c)         Merger or Asset Sale.  In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control Event”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such shall supersede each of the provisions of this Section 13(c) that are inconsistent with such Agreement or Award), each outstanding Option, Non-Qualified Stock Option or Stock Award shall be assumed or an equivalent option, right, share or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right, agreement or award for each outstanding Option, Non-Qualified Stock Option or Stock Award, the awardee shall fully vest in and have the right to exercise each outstanding Option, Non-Qualified Stock Option or Stock Award as to all of the stock covered thereby, including Shares that would not otherwise be vested or exercisable, and all vesting periods under Restricted Stock Awards shall be deemed to have been satisfied. If an Option, Non-Qualified Stock Option or Stock Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all awardees that all outstanding Options Non-Qualified Stock Option or Stock Award shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options, Non-Qualified Stock Option or Stock Award that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options Non-Qualified Stock Option or Stock Award shall be considered assumed if, following the consummation of the Change of Control, the Option, Non-Qualified Stock Option or Stock Award confers the right to purchase or receive, for each Share subject to the Option, Non-Qualified Stock Option or Stock Award immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Non-Qualified Stock Option or Stock Award, for each Share subject to the Option, Non-Qualified Stock Option or Stock Award, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

14.         Substitute Options.  In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Non-Qualified Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

15.         Date of Grant.  The date of grant of an Option, Non-Qualified Stock Option or Stock Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Non-Qualified Stock Option or Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

16.         Amendment and Termination of the Plan.

(a)         Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)         Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)         Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall adversely affect the rights of any Awardee with respect to an outstanding Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement shall be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

17.        Conditions Upon Issuance of Shares.

(a)         Legal Compliance.  Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Non-Qualified Stock Option or Stock Award unless such grant or the exercise of such Non-Qualified Stock Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws.

(b)         Investment Representations.  As a condition to the grant of any Award or the exercise of any Option, Non-Qualified Stock Option or Stock Award, the Company may require the person receiving such Award or exercising such Option, Non-Qualified Stock Option or Stock Award to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)         Additional Conditions.  The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Non-Qualified Stock Option have been the subject of a “disqualifying disposition” for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such “disqualifying disposition.”

(d)         Trading Policy Restrictions.  Option, Non-Qualified Stock Option or Stock Award exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

18.        Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.        Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.        Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted, or earlier as required by the rules of the stock exchange governing trading of the Company’s stock. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

21.        Withholding; Notice of Sale.  The Company shall be entitled to withhold from any amounts payable to an Optionee any amounts, which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

22.        Governing Law.  This Plan shall be governed by the laws of the state of Nevada, without regard to conflict of law principles.